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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): August 1, 2001
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                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

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          New York                      1-7657                 13-4922250
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
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       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

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         (Former name or former address, if changed since last report)



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Item 9. Regulation FD Disclosure.

On August 1, 2001, Ken Chenault, Chairman and Chief Executive Officer of the Company, and Jim Cracchiolo, Group President, Global Financial Services and Chairman and Chief Executive Officer of American Express Financial Advisors, delivered presentations to the financial analyst community. Information contained in such presentations is furnished herein on Exhibit 99.1.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
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                                         Name:  Stephen P. Norman
                                         Title: Secretary

DATE:   August 1, 2001

                                  EXHIBIT INDEX

Item No.                          Description
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99.1 Information from presentations by Ken Chenault and Jim Cracchiolo on August 1, 2001 to the financial community.